                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                              ___________________



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 25, 2001
                                                         ----------------

                       Oakwood Mortgage Investors, Inc.
                       --------------------------------
              (Exact name of registrant as specified in charter)

            Nevada                  333-72621              88-0396566
---------------------------------------------------------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)        Identification No.)


       101 Convention Center Drive, Suite 850, Las Vegas, Nevada  89109
       ----------------------------------------------------------------
 (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (702) 949-0056
                                                          --------------


================================================================================
        (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     On August 30, 2001, the Registrant caused the issuance and sale of $203,944,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2001-D (the "Certificates") pursuant to the Series 2001-D Pooling and Servicing Agreement, dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, LLC (the successor to Oakwood Acceptance Corporation), as Servicer, and The Chase Manhattan Bank, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 2001 Edition) (the "Standard Terms").

     The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2001-D (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with OMI Note Trust 2001-A, a Delaware business trust (the "Warehouse Trust"), pursuant to a Sales Agreement, dated as of August 1, 2001, between the Registrant and the Warehouse Trust. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in two of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

     The Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") pursuant to a Terms Agreement, dated as of August 22, 2001, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

     On the Closing Date, the Trust contained, among other things, the Initial Assets and $53,772,000 on deposit in the Pre-Funding Account. This Pre-Funded Amount was intended to be used for the purchase of Subsequent Assets satisfying criteria specified in the Sales Agreement and the Pooling and Servicing Agreement not later than October 31, 2001. The Registrant has transferred to the Trustee, on behalf of the Trust, Subsequent Assets on October 25, 2001 with an aggregate Scheduled Principal Balance of $53,771,370 in exchange for that amount of the Pre-Funded Amount. The remaining amount of the Pre-Funded Amount will be paid through to Certificateholders as a prepayment of principal according to the terms of the Pooling and Servicing Agreement. This Current Report on Form 8-K is being filed to update the description of the Assets contained in the Prospectus Supplement.

     The description of the Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement but not disclosed in the Prospectus Supplement begins on the following page. This table reflects the Subsequent Assets purchased with funds on deposit in the Pre-Funding Account (the "8-K Assets").

     Whenever reference is made herein to a percentage of 8-K Assets (or to a percentage of the scheduled principal balance of the 8-K Assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the 8-K Assets as of their Cut-off Dates. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                  8-K Assets

                   All 8-K Assets - Credit Bureau Score/(1)/

                                                                                    Aggregate          Percentage of Asset
                                                                   Number of 8-     Scheduled           Pool by Scheduled
        Credit Bureau Score                                          K Assets    Principal Balance      Principal Balance
        -------------------                                          --------    -----------------      -----------------
        Not Available /(2)/                                                  10     $   315,426.26              0.59%
        3 or 30 (Insufficient Credit History) /(3)/                         188       6,735,632.34             12.53
        341 to 500                                                           46       1,788,175.23              3.33
        501 to 510                                                           20         744,547.95              1.38
        511 to 520                                                           33       1,472,547.74              2.74
        521 to 530                                                           35       1,136,050.95              2.11
        531 to 540                                                           21         857,117.65              1.59
        541 to 550                                                           37       1,304,584.20              2.43
        551 to 560                                                           35       1,405,626.95              2.61
        561 to 570                                                           42       1,944,948.89              3.62
        571 to 580                                                           51       2,218,902.08              4.13
        581 to 590                                                           46       1,916,347.73              3.56
        591 to 600                                                           60       2,916,516.03              5.42
        601 to 610                                                           64       2,959,794.58              5.50
        611 to 620                                                           46       3,003,282.24              5.59
        621 to 630                                                           48       2,670,252.74              4.97
        631 to 640                                                           42       2,239,594.00              4.17
        641 to 650                                                           29       1,561,905.73              2.90
        651 to 660                                                           47       2,589,577.56              4.82
        661 to 719                                                          155       8,928,170.20             16.60
        720 or Greater                                                       94       5,062,369.05              9.41
        TOTAL                                                             1,149     $53,771,370.10            100.00%

     /(1)/     The weighted average credit bureau score (excluding the 8-K
Assets for which no score was available from the credit bureau and any score below 341) was approximately 624, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

     /(2)/     Oakwood Acceptance Corporation did not report credit bureau scores with respect to the assets in this stratification.

     /(3)/     Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.


                          All 8-K Assets - Unit Type

                                                                                     Aggregate            Percentage of Asset
                                                             Number of 8-K           Scheduled             Pool by Scheduled
        Unit Type                                                Assets           Principal Balance        Principal Balance
        ---------                                                ------           -----------------        -----------------
        Multi-section home                                          623              $37,961,410.59                   70.60%
        Single-section home                                         526               15,809,959.51                   29.40
        TOTAL                                                     1,149              $53,771,370.10                  100.00%

                        All 8-K Assets - Property Type

                                                                          Aggregate           Percentage of Asset
                                                 Number of 8-K            Scheduled            Pool by Scheduled
        Property Type                                Assets           Principal Balance        Principal Balance
        -------------                                ------           -----------------        -----------------
        Home-only contract                              938              $35,977,170.07                66.91%
        Land-in-lieu mortgage loan                       16                  882,169.92                 1.64
        Mortgage loan                                   195               16,912,030.11                31.45
        TOTAL                                         1,149              $53,771,370.10               100.00%

    All 8-K Assets - Geographical Distribution of Manufactured Homes/(1)/

                                                                                      Aggregate         Percentage of Asset
                                                               Number of 8-K          Scheduled          Pool by Scheduled
        Geographic Location                                        Assets         Principal Balance      Principal Balance
        -------------------                                        ------         -----------------      -----------------
        Alabama                                                       26             $   949,552.95                   1.77%
        Arizona                                                       54               3,617,570.40                   6.73
        Arkansas                                                      24               1,059,316.25                   1.97
        California                                                    26               2,003,248.57                   3.73
        Colorado                                                      31               1,479,129.96                   2.75
        Delaware                                                       9                 315,008.14                   0.59
        Florida                                                       25               1,153,766.88                   2.15
        Georgia                                                       54               2,348,302.75                   4.37
        Idaho                                                         11                 754,060.97                   1.40
        Illinois                                                       2                  65,292.34                   0.12
        Iowa                                                           1                  47,544.01                   0.09
        Kansas                                                        28               1,155,702.73                   2.15
        Kentucky                                                      27               1,271,440.46                   2.36
        Louisiana                                                     26               1,150,726.98                   2.14
        Maryland                                                       2                  81,619.21                   0.15
        Michigan                                                      14                 835,721.73                   1.55
        Minnesota                                                      1                  35,172.74                   0.07
        Mississippi                                                   26                 873,719.31                   1.62
        Missouri                                                      27               1,293,943.56                   2.41
        Montana                                                        1                  91,599.77                   0.17
        Nevada                                                        10                 743,766.98                   1.38
        New Mexico                                                    21               1,008,700.10                   1.88
        New York                                                       1                  70,573.02                   0.13
        North Carolina                                               180               6,884,831.80                  12.80
        Ohio                                                          31               1,529,422.82                   2.84
        Oklahoma                                                      30               1,456,241.66                   2.71
        Oregon                                                         7                 375,139.50                   0.70
        South Carolina                                                73               3,186,246.19                   5.93
        South Dakota                                                   1                  40,490.54                   0.08
        Tennessee                                                     57               2,934,124.85                   5.46
        Texas                                                        194               8,019,333.54                  14.91
        Utah                                                           3                 256,706.26                   0.48
        Virginia                                                      72               3,359,956.20                   6.25
        Washington                                                    20               1,977,936.05                   3.68
        West Virginia                                                 32               1,266,856.50                   2.36
        Wyoming                                                        2                  78,604.38                   0.15
        TOTAL                                                      1,149             $53,771,370.10                 100.00%

     /(1)/     Based on the mailing address of the obligor on the related 8-K
Asset as of the Cut-off Date.

              All 8-K Assets - Year of Origination of Assets/(1)/

                                                                                                 Percentage of Asset
        Year of                                     Number of 8-K         Aggregate Scheduled     Pool by Scheduled
        -------                                        Assets              Principal Balance      Principal Balance
        Origination                                    ------              -----------------   -----------------------
        -----------
        1981                                                1                $    50,675.12                     0.09%
        1991                                                1                     12,141.10                     0.02
        1992                                                1                     12,576.32                     0.02
        1993                                                2                     28,868.35                     0.05
        1994                                                1                     28,184.79                     0.05
        2000                                                4                    137,680.89                     0.26
        2001                                            1,139                 53,501,243.53                    99.50
        TOTAL                                           1,149                $53,771,370.10                   100.00%

     /(1)/     The weighted average seasoning of the 8-K Assets was
approximately 1 month as of the related Cut-off Date.


         All 8-K Assets - Distribution of Remaining Loan Balance/(1)/

                                                                                                     Percentage of Asset
                                                         Number of         Aggregate Scheduled        Pool by Scheduled
        Remaining Loan Balance                          8-K Assets          Principal Balance         Principal Balance
        ----------------------                          ----------         --------------------    -----------------------
        $0.01 - $4,999.99                                       3             $    11,772.29                      0.02%
        $5,000.00 - $9,999.99                                  11                  80,703.62                      0.15
        $10,000.00 - $14,999.99                                11                 147,573.69                      0.27
        $15,000.00 - $19,999.99                                38                 681,792.71                      1.27
        $20,000.00 - $24,999.99                                79               1,815,308.56                      3.38
        $25,000.00 - $29,999.99                               144               3,993,794.57                      7.43
        $30,000.00 - $34,999.99                               172               5,577,889.12                     10.37
        $35,000.00 - $39,999.99                               140               5,239,957.53                      9.74
        $40,000.00 - $44,999.99                                75               3,173,671.25                      5.90
        $45,000.00 - $49,999.99                                92               4,359,655.88                      8.11
        $50,000.00 - $54,999.99                                69               3,626,153.81                      6.74
        $55,000.00 - $59,999.99                                61               3,510,640.33                      6.53
        $60,000.00 - $64,999.99                                53               3,307,896.08                      6.15
        $65,000.00 - $69,999.99                                41               2,758,940.37                      5.13
        $70,000.00 - $74,999.99                                26               1,875,631.29                      3.49
        $75,000.00 - $79,999.99                                18               1,401,110.00                      2.61
        $80,000.00 - $84,999.99                                20               1,646,277.66                      3.06
        $85,000.00 - $89,999.99                                14               1,227,866.36                      2.28
        $90,000.00 - $94,999.99                                14               1,293,901.68                      2.41
        $95,000.00 - $99,999.99                                10                 972,735.36                      1.81
        $100,000.00 or more                                    58               7,068,097.94                     13.14
        TOTAL                                               1,149             $53,771,370.10                    100.00%

     /(1)/     The highest remaining asset amount was $191,616.23 which
represents approximately 0.36% of the aggregate remaining principal balance of the 8-K Assets as of the Cut-Off Date. The average remaining principal amount of the 8-K Assets as of the Cut-Off Date is approximately $46,798.41.

          All 8-K Assets - Distribution of Original Loan Balance/(1)/

                                                                                                          Percentage of Asset
                                                              Number of 8-K      Aggregate Scheduled       Pool by Scheduled
        Original Loan Balance                                     Assets          Principal Balance        Principal Balance
        ---------------------                                     ------         -------------------      -------------------
        $0.01 - $4,999.99                                            3            $    11,772.29                   0.02%
        $5,000.00 - $9,999.99                                       10                 71,120.20                   0.13
        $10,000.00 - $14,999.99                                      9                121,485.29                   0.23
        $15,000.00 - $19,999.99                                     35                622,529.28                   1.16
        $20,000.00 - $24,999.99                                     82              1,837,168.52                   3.42
        $25,000.00 - $29,999.99                                    144              3,980,174.15                   7.40
        $30,000.00 - $34,999.99                                    171              5,531,570.47                  10.29
        $35,000.00 - $39,999.99                                    143              5,332,977.44                   9.92
        $40,000.00 - $44,999.99                                     76              3,213,665.70                   5.98
        $45,000.00 - $49,999.99                                     91              4,309,797.13                   8.02
        $50,000.00 - $54,999.99                                     69              3,621,057.23                   6.73
        $55,000.00 - $59,999.99                                     62              3,565,595.66                   6.63
        $60,000.00 - $64,999.99                                     53              3,307,896.08                   6.15
        $65,000.00 - $69,999.99                                     41              2,758,940.37                   5.13
        $70,000.00 - $74,999.99                                     25              1,800,640.91                   3.35
        $75,000.00 - $79,999.99                                     19              1,476,100.38                   2.75
        $80,000.00 - $84,999.99                                     20              1,646,277.66                   3.06
        $85,000.00 - $89,999.99                                     14              1,227,866.36                   2.28
        $90,000.00 - $94,999.99                                     14              1,293,901.68                   2.41
        $95,000.00 - $99,999.99                                     10                972,735.36                   1.81
        $100,000.00 or more                                         58              7,068,097.94                  13.14
        TOTAL                                                    1,149            $53,771,370.10                 100.00%

     /(1)/     The highest original asset amount was approximately $191,616.00 which represents approximately 0.36% of the aggregate principal balance of the 8-K Assets at origination. The average original principal amount of the 8-K Assets was approximately $46,881.01 as of the Cut-off Date.

                   All 8-K Assets - Current Asset Rates/(1)/

                                                                                                      Percentage of Asset
                                                      Number of 8-K        Aggregate Scheduled         Pool by Scheduled
        Current Asset Rate                                Assets            Principal Balance          Principal Balance
        ------------------                                ------           -------------------        -------------------
        8.000% - 8.999%                                      89                $ 7,673,149.65                  14.27%
        9.000% - 9.999%                                      60                  4,311,409.72                   8.02
        10.000% - 10.999%                                   117                  7,340,601.34                  13.65
        11.000% - 11.999%                                   168                  8,629,398.49                  16.05
        12.000% - 12.999%                                   114                  4,849,695.25                   9.02
        13.000% - 13.999%                                   114                  4,680,753.57                   8.70
        14.000% - 14.999%                                   245                  8,996,430.35                  16.73
        15.000% - 15.999%                                    99                  2,912,301.84                   5.42
        16.000% or more                                     143                  4,377,629.89                   8.14
        TOTAL                                             1,149                $53,771,370.10                 100.00%

     /(1)/     The weighted average current asset rate was approximately 12.03%
as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

    All 8-K Assets - Remaining Term to Maturity of Assets (in Months)/(1)/

                                                                                                    Percentage of Asset Pool
        Remaining Term                                Number of 8-K        Aggregate Scheduled            by Scheduled
        --------------                                    Assets            Principal Balance          Principal Balance
        to Maturity                                       ------           --------------------     ------------------------
        -----------
        1 - 60                                               15                $   106,388.97                     0.20%
        61 - 96                                               6                    139,890.90                     0.26
        97 - 120                                             17                    376,766.80                     0.70
        121 - 156                                            30                    628,184.01                     1.17
        157 - 180                                            69                  1,916,682.67                     3.56
        181 - 216                                             5                    138,059.43                     0.26
        217 - 240                                           380                 12,175,770.26                    22.64
        241 - 300                                           219                  9,543,397.10                    17.75
        301 - 360                                           408                 28,746,229.96                    53.46
        TOTAL                                             1,149                $53,771,370.10                   100.00%

     /(1)/     The weighted average remaining term to maturity of the 8-K Assets was approximately 309 months as of the Cut-off Date.


     All 8-K Assets - Original Term to Maturity of Assets (in Months)/(1)/

                                                                                                     Percentage of Asset
        Original Term to                                    Number of 8-K     Aggregate Scheduled     Pool by Scheduled
        Maturity                                                Assets         Principal Balance      Principal Balance
        --------                                                ------        -------------------    -------------------
        1 - 60                                                     14            $    94,247.87                0.18%
        61 - 96                                                     3                 89,546.37                0.17
        97 - 120                                                   17                376,766.80                0.70
        121 - 156                                                  29                608,899.08                1.13
        157 - 180                                                  73              1,979,168.30                3.68
        181 - 216                                                   5                138,059.43                0.26
        217 - 240                                                 381             12,195,055.19               22.68
        241 - 300                                                 219              9,543,397.10               17.75
        301 - 360                                                 408             28,746,229.96               53.46
        TOTAL                                                   1,149            $53,771,370.10              100.00%

     /(1)/     The weighted average original term to maturity of the 8-K Assets was approximately 310 months as of the Cut-off Date.

         All 8-K Assets - Original Loan-to-Value Ratios of Assets/(1)/

                                                                                               Percentage of Asset
        Original Loan-to-                            Number of 8-K     Aggregate Scheduled      Pool by Scheduled
        Value Ratio/(1)/                                 Assets         Principal Balance       Principal Balance
        -----------------                                ------        -------------------     -------------------
        50% or less                                          15           $   414,465.03                   0.77%
        51% - 55%                                             9               447,886.69                   0.83
        56% - 60%                                            15               643,904.59                   1.20
        61% - 65%                                            19               825,104.49                   1.53
        66% - 70%                                            59             2,212,541.88                   4.11
        71% - 75%                                            35             1,887,206.51                   3.51
        76% - 80%                                            37             1,588,059.85                   2.95
        81% - 85%                                            61             3,008,050.01                   5.59
        86% - 90%                                           189             9,191,417.31                  17.09
        91% - 95%                                           488            22,791,293.68                  42.39
        96% - 100%                                          222            10,761,440.06                  20.01
        TOTAL                                             1,149           $53,771,370.10                 100.00%

     /(1)/     The weighted average original Loan-to-Value Ratio of the 8-K
Assets was approximately 89.66% as of the Cut-off Date.

               Repossessed 8-K Assets - Credit Bureau Score/(1)/

                                                                                                      Percentage of Asset Pool
                                                               Number of       Aggregate Scheduled         by Scheduled
                 Credit Bureau Score                           8-K Assets       Principal Balance         Principal Balance
                 -------------------                           ----------       -----------------         -----------------
                 Not Available/(2)/                                  1           $    45,865.18                 0.35%
                 3 or 30 (Insufficient Credit History)/(3)/         96             3,458,259.58                26.53
                 341 to 500                                         28             1,055,868.51                 8.10
                 501 to 510                                         13               459,219.11                 3.52
                 511 to 520                                         20               878,398.01                 6.74
                 521 to 530                                         26               914,955.49                 7.02
                 531 to 540                                         11               442,246.81                 3.39
                 541 to 550                                         31             1,115,001.91                 8.55
                 551 to 560                                         25               989,987.52                 7.59
                 561 to 570                                         18               708,486.48                 5.43
                 571 to 580                                         15               570,774.95                 4.38
                 581 to 590                                         11               437,454.45                 3.36
                 591 to 600                                         10               444,343.98                 3.41
                 601 to 610                                          8               271,285.06                 2.08
                 611 to 620                                          3               233,779.50                 1.79
                 621 to 630                                          5               228,107.31                 1.75
                 631 to 640                                          6               185,581.99                 1.42
                 641 to 650                                          2               103,249.29                 0.79
                 651 to 660                                          4               174,962.72                 1.34
                 661 to 719                                          4               169,295.89                 1.30
                 720 or Greater                                      2               149,517.77                 1.15

                 TOTAL                                             339           $13,036,641.51               100.00%

          /(1)/     The weighted average credit bureau score (excluding the 8-K
Assets for which no score was available from the credit bureau and any score below 341) was approximately 556, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

          /(2)/     Oakwood Acceptance Corporation did not report credit bureau scores with respect to the assets in this stratification.

          /(3)/     Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.

                      Repossessed 8-K Assets - Unit Type

                                                                                       Percentage of Asset Pool
                                                Number of       Aggregate Scheduled         by Scheduled
                 Unit Type                      8-K Assets       Principal Balance         Principal Balance
                 ---------                      ----------       -----------------         -----------------
                 Multi-section home               132              $ 6,908,636.17               52.99%
                 Single-section home              207                6,128,005.34               47.01

                 TOTAL                            339              $13,036,641.51              100.00%

                    Repossessed 8-K Assets - Property Type

                                                                                       Percentage of Asset Pool
                                                Number of       Aggregate Scheduled         by Scheduled
                 Property Type                  8-K Assets       Principal Balance         Principal Balance
                 -------------                  ----------       -----------------         -----------------
                 Home-only contract                 317            $11,485,435.49                 88.10%
                 Mortgage loan                       22              1,551,206.02                 11.90

                 TOTAL                              339            $13,036,641.51                100.00%

 Repossessed 8-K Assets - Geographical Distribution of Manufactured Homes/(1)/

                                                                                       Percentage of Asset Pool
                                                Number of       Aggregate Scheduled         by Scheduled
                 Geographic Location (1)        8-K Assets       Principal Balance         Principal Balance
                 ------------------------       ----------       -----------------         -----------------
                 Alabama                              10            334,143.31                    2.56%
                 Arizona                              14            629,680.75                    4.83
                 Arkansas                              7            235,770.83                    1.81
                 California                            1             72,314.40                    0.55
                 Colorado                              2             62,984.44                    0.48
                 Delaware                              6            138,400.02                    1.06
                 Florida                               6            190,911.10                    1.46
                 Georgia                              19            647,918.61                    4.97
                 Illinois                              1             26,352.02                    0.20
                 Kansas                                6            221,483.18                    1.70
                 Kentucky                             13            439,913.00                    3.37
                 Louisiana                             6            217,950.88                    1.67
                 Mississippi                           9            322,245.08                    2.47
                 Missouri                             11            450,732.41                    3.46
                 New Mexico                           13            572,029.47                    4.39
                 North Carolina                       45          1,755,898.76                   13.47
                 Ohio                                  9            266,803.69                    2.05
                 Oklahoma                              6            200,821.12                    1.54
                 Oregon                                1             54,772.00                    0.42
                 South Carolina                       29          1,232,306.40                    9.45
                 Tennessee                            22            950,658.53                    7.29
                 Texas                                83          3,132,047.86                   24.02
                 Utah                                  1             35,327.02                    0.27
                 Virginia                             12            422,878.40                    3.24
                 Washington                            5            370,704.58                    2.84
                 West Virginia                         2             51,593.65                    0.40

                 TOTAL                               339        $13,036,641.51                  100.00%

             /(1)/ Based on the mailing address of the obligor on the related 8-K Asset as of the Cut-off Date.


           Repossessed 8-K Assets - Year of Origination of Assets/(1)/

                                                                                       Percentage of Asset Pool
                 Year                           Number of       Aggregate Scheduled         by Scheduled
                 Origination                    8-K Assets       Principal Balance         Principal Balance
                 -----------                    ----------       -----------------         -----------------
                1994                                  1           $    28,184.79                 0.22%
                2000                                  3               102,960.69                 0.79
                2001                                335            12,905,496.03                98.99

                TOTAL                               339           $13,036,641.51               100.00%

     /(1)/ The weighted average seasoning of the Repossessed 8-K Assets was approximately 1 month as of the related Cut-off Date.

     Repossessed 8-K Assets - Distribution of Remaining Loan Balance/(1)/

                                                                                           Percentage of Asset Pool
                                                 Number of         Aggregate Scheduled           by Scheduled
          Remaining Loan Balance                8-K Assets          Principal Balance          Principal Balance
          ----------------------                ----------         -------------------         -----------------
          $10,000.00 - $14,999.99                     1               $    14,478.27                   0.11%
          $15,000.00 - $19,999.99                    18                   331,632.32                   2.54
          $20,000.00 - $24,999.99                    30                   687,538.58                   5.27
          $25,000.00 - $29,999.99                    60                 1,672,610.77                  12.83
          $30,000.00 - $34,999.99                    71                 2,302,356.00                  17.66
          $35,000.00 - $39,999.99                    40                 1,482,260.07                  11.37
          $40,000.00 - $44,999.99                    23                   977,305.49                   7.50
          $45,000.00 - $49,999.99                    34                 1,612,603.38                  12.37
          $50,000.00 - $54,999.99                    17                   886,963.78                   6.80
          $55,000.00 - $59,999.99                    11                   633,517.36                   4.86
          $60,000.00 - $64,999.99                    11                   684,473.80                   5.25
          $65,000.00 - $69,999.99                    10                   675,634.43                   5.18
          $70,000.00 - $74,999.99                     4                   290,052.80                   2.22
          $75,000.00 - $79,999.99                     1                    76,490.58                   0.59
          $80,000.00 - $84,999.99                     4                   330,607.57                   2.54
          $85,000.00 - $89,999.99                     1                    88,705.00                   0.68
          $90,000.00 - $94,999.99                     1                    90,884.82                   0.70
          $95,000.00 - $99,999.99                     1                    98,040.80                   0.75
          $100,000.00 or more                         1                   100,485.69                   0.77

          TOTAL                                     339               $13,036,641.51                 100.00%

      /(1)/   The highest remaining asset amount was $100,485.69 which
represents approximately 0.77% of the aggregate remaining principal balance of the 8-K Assets as of the Cut-Off Date. The average remaining principal amount of the 8-K Assets as of the Cut-Off Date is approximately $38,456.17.


       Repossessed 8-K Assets - Distribution of Original Loan Balance/(1)/

                                                                                           Percentage of Asset Pool
                                                 Number of         Aggregate Scheduled           by Scheduled
          Remaining Loan Balance                8-K Assets          Principal Balance          Principal Balance
          ----------------------                ----------         -------------------         -----------------
          $10,000.00 - $14,999.99                    1               $    14,478.27                  0.11%
          $15,000.00 - $19,999.99                   16                   291,653.82                  2.24
          $20,000.00 - $24,999.99                   31                   702,534.49                  5.39
          $25,000.00 - $29,999.99                   60                 1,669,408.57                 12.81
          $30,000.00 - $34,999.99                   71                 2,302,356.00                 17.66
          $35,000.00 - $39,999.99                   41                 1,510,444.86                 11.59
          $40,000.00 - $44,999.99                   23                   977,305.49                  7.50
          $45,000.00 - $49,999.99                   33                 1,562,744.63                 11.99
          $50,000.00 - $54,999.99                   18                   936,822.53                  7.19
          $55,000.00 - $59,999.99                   11                   633,517.36                  4.86
          $60,000.00 - $64,999.99                   11                   684,473.80                  5.25
          $65,000.00 - $69,999.99                   10                   675,634.43                  5.18
          $70,000.00 - $74,999.99                    4                   290,052.80                  2.22
          $75,000.00 - $79,999.99                    1                    76,490.58                  0.59
          $80,000.00 - $84,999.99                    4                   330,607.57                  2.54
          $85,000.00 - $89,999.99                    1                    88,705.00                  0.68
          $90,000.00 - $94,999.99                    1                    90,884.82                  0.70
          $95,000.00 - $99,999.99                    1                    98,040.80                  0.75
          $100,000.00 or more                        1                   100,485.69                  0.77

          TOTAL                                    339               $13,036,641.51                100.00%

      /(1)/   The highest original asset amount was approximately $100,485.00 which represents approximately 0.77% of the aggregate principal balance of the 8-K Assets at origination. The average original principal amount of the 8-K Assets was approximately $38,513.41 as of the Cut-off Date.

                Repossessed 8-K Assets - Current Asset Rates/(1)/

                                                                                              Percentage of Asset
                                              Number of            Aggregate Scheduled         Pool by Scheduled
          Current Asset Rate (1)              8-K Assets            Principal Balance          Principal Balance
          -----------------------             ----------            -----------------          -----------------
          8.000% - 8.999%                            1               $    69,189.32                  0.53%
          9.000% - 9.999%                            1                    66,169.89                  0.51
          10.000% - 10.999%                          4                   291,595.62                  2.24
          11.000% - 11.999%                         21                 1,253,616.97                  9.62
          12.000% - 12.999%                         17                   848,371.25                  6.51
          13.000% - 13.999%                         30                 1,284,667.35                  9.85
          14.000% - 14.999%                         77                 3,565,584.46                 27.35
          15.000% - 15.999%                         56                 1,622,057.41                 12.44
          16.000% or more                          132                 4,035,389.24                 30.95

          TOTAL                                    339               $13,036,641.51                100.00%

      /(1)/   The weighted average current asset rate was approximately 14.62%
as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

Repossessed 8-K Assets - Remaining Terms to Maturity of Assets (in Months)/(1)/

          Remaining Term                                                                    Percentage of Asset Pool
          --------------                      Number of            Aggregate Scheduled            by Scheduled
          to Maturity                         8-K Assets            Principal Balance          Principal Balance
          -----------                         ----------            -----------------          -----------------
          61 - 96                                  1                  $    28,184.79                 0.22%
          97 - 120                                 2                       46,220.39                 0.35
          121 - 156                               27                      572,039.07                 4.39
          157 - 180                               34                      887,427.28                 6.81
          181 - 216                                5                      138,059.43                 1.06
          217 - 240                              141                    4,615,977.81                35.41
          241 - 300                               75                    3,396,709.92                26.06
          301 - 360                               54                    3,352,022.82                25.71

          TOTAL                                  339                  $13,036,641.51               100.00%

      /(1)/   The weighted average remaining term to maturity of the 8-K Assets was approximately 276 months as of the Cut-off Date.

 Repossessed 8-K Assets - Original Term to Maturity of Assets (in Months)/(1)/

                                                                                              Percentage of Asset
                                                    Number of         Aggregate Scheduled      Pool by Scheduled
          Original Term to Maturity                 8-K Assets         Principal Balance       Principal Balance
          -------------------------                 ----------         -----------------       -----------------
          97 - 120                                       2              $    46,220.39               0.35%
          121 - 156                                     27                  572,039.07               4.39
          157 - 180                                     35                  915,612.07               7.02
          181 - 216                                      5                  138,059.43               1.06
          217 - 240                                    141                4,615,977.81              35.41
          241 - 300                                     75                3,396,709.92              26.06
          301 - 360                                     54                3,352,022.82              25.71

          TOTAL                                        339              $13,036,641.51             100.00%

      /(1)/   The weighted average original term to maturity of the 8-K Assets was approximately 277 months as of the Cut-off Date.

   Repossessed 8-K Assets - Distribution of Original Loan-to-Value Ratios of
                                   Assets/(1)/

                                                                 Aggregate          Percentage of Asset
             Original Loan-to-             Number of             Scheduled           Pool by Scheduled
             Value Ratio/(1)/              8-K Assets         Principal Balance       Principal Balance
             ----------------              ----------         -----------------       -----------------
             61% - 65%                          1               $    20,929.32               0.16%
             66% - 70%                          1                    35,666.97               0.27
             76% - 80%                          4                   114,097.52               0.88
             81% - 85%                         11                   402,451.25               3.09
             86% - 90%                         39                 1,432,508.66              10.99
             91% - 95%                        121                 4,455,264.81              34.17
             96% - 100%                       162                 6,575,722.98              50.44

             TOTAL                            339               $13,036,641.51             100.00%

     /(1)/    The weighted average original Loan-to-Value Ratio of the 8-K
Assets was approximately 94.96% as of the Cut-off Date.

             Non-Repossessed 8-K Assets - Credit Bureau Score/(1)/

                                                                       Aggregate           Percentage of Asset
                                                   Number of            Scheduled           Pool by Scheduled
Credit Bureau Score                                8-K Assets       Principal Balance       Principal Balance
-------------------                                ----------       -----------------       -----------------
Not Available/(2)/                                      9             $   269,561.08              0.66%
3 or 30 (Insufficient Credit History)/(3)/             92               3,277,372.76              8.05
341 to 500                                             18                 732,306.72              1.80
501 to 510                                              7                 285,328.84              0.70
511 to 520                                             13                 594,149.73              1.46
521 to 530                                              9                 221,095.46              0.54
531 to 540                                             10                 414,870.84              1.02
541 to 550                                              6                 189,582.29              0.47
551 to 560                                             10                 415,639.43              1.02
561 to 570                                             24               1,236,462.41              3.04
571 to 580                                             36               1,648,127.13              4.05
581 to 590                                             35               1,478,893.28              3.63
591 to 600                                             50               2,472,172.05              6.07
601 to 610                                             56               2,688,509.52              6.60
611 to 620                                             43               2,769,502.74              6.80
621 to 630                                             43               2,442,145.43              6.00
631 to 640                                             36               2,054,012.01              5.04
641 to 650                                             27               1,458,656.44              3.58
651 to 660                                             43               2,414,614.84              5.93
661 to 719                                            151               8,758,874.31             21.50
720 or Greater                                         92               4,912,851.28             12.06

TOTAL                                                 810             $40,734,728.59            100.00%

     /(1)/      The weighted average credit bureau score (excluding the 8-K
Assets for which no score was available from the credit bureau and any score below 341) was approximately 642, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

     /(2)/      Oakwood Acceptance Corporation did not report credit bureau scores with respect to the assets in this stratification.

     /(3)/      Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.

                    Non-Repossessed 8-K Assets - Unit Type

                                                        Aggregate           Percentage of Asset
                               Number of 8-K            Scheduled            Pool by Scheduled
Type                               Assets           Principal Balance        Principal Balance
----                               ------           -----------------        -----------------
Multi-section home                   491              $31,052,774.42              76.23%
Single-section home                  319                9,681,954.17              23.77

TOTAL                                810              $40,734,728.59             100.00%

                  Non-Repossessed 8-K Assets - Property Type

                                                      Aggregate             Percentage of Asset
                               Number of 8-K          Scheduled              Pool by Scheduled
Property Type                    Assets           Principal Balance          Principal Balance
-------------                    ------           -----------------          -----------------
Home-only contract                 621               $24,491,734.58                60.12%
Land-in-lieu mortgage loan          16                   882,169.92                 2.17
Mortgage loan                      173                15,360,824.09                37.71

TOTAL                              810               $40,734,728.59               100.00%

    Non-Repossessed 8-K Assets - Geographical Distribution of Manufactured
                                  Homes/(1)/

                                                                                    Aggregate           Percentage of Asset
                                                             Number of 8-K          Scheduled            Pool by Scheduled
Geographic Location/(1)/                                         Assets         Principal Balance        Principal Balance
------------------------                                         ------         -----------------        -----------------
Alabama                                                             16            $   615,409.64                       1.51%
Arizona                                                             40              2,987,889.65                       7.33
Arkansas                                                            17                823,545.42                       2.02
California                                                          25              1,930,934.17                       4.74
Colorado                                                            29              1,416,145.52                       3.48
Delaware                                                             3                176,608.12                       0.43
Florida                                                             19                962,855.78                       2.36
Georgia                                                             35              1,700,384.14                       4.17
Idaho                                                               11                754,060.97                       1.85
Illinois                                                             1                 38,940.32                       0.10
Iowa                                                                 1                 47,544.01                       0.12
Kansas                                                              22                934,219.55                       2.29
Kentucky                                                            14                831,527.46                       2.04
Louisiana                                                           20                932,776.10                       2.29
Maryland                                                             2                 81,619.21                       0.20
Michigan                                                            14                835,721.73                       2.05
Minnesota                                                            1                 35,172.74                       0.09
Mississippi                                                         17                551,474.23                       1.35
Missouri                                                            16                843,211.15                       2.07
Montana                                                              1                 91,599.77                       0.22
Nevada                                                              10                743,766.98                       1.83
New Mexico                                                           8                436,670.63                       1.07
New York                                                             1                 70,573.02                       0.17
North Carolina                                                     135              5,128,933.04                      12.59
Ohio                                                                22              1,262,619.13                       3.10
Oklahoma                                                            24              1,255,420.54                       3.08
Oregon                                                               6                320,367.50                       0.79
South Carolina                                                      44              1,953,939.79                       4.80
South Dakota                                                         1                 40,490.54                       0.10
Tennessee                                                           35              1,983,466.32                       4.87
Texas                                                              111              4,887,285.68                      12.00
Utah                                                                 2                221,379.24                       0.54
Virginia                                                            60              2,937,077.80                       7.21
Washington                                                          15              1,607,231.47                       3.95
West Virginia                                                       30              1,215,262.85                       2.98
Wyoming                                                              2                 78,604.38                       0.19

TOTAL                                                              810            $40,734,728.59                     100.00%

     /(1)/    Based on the mailing address of the obligor on the related 8-K
Asset as of the Cut-off Date.

        Non-Repossessed 8-K Assets - Year of Origination of Assets/(1)/

Year of                                                                    Percentage of Asset
-------                      Number of 8-K     Aggregate Scheduled          Pool by Scheduled
Origination of Contracts         Assets          Principal Balance          Principal Balance
------------------------         ------          -----------------          -----------------
1981                                  1       $    50,675.12                     0.12%
1991                                  1            12,141.10                     0.03
1992                                  1            12,576.32                     0.03
1993                                  2            28,868.35                     0.07
2000                                  1            34,720.20                     0.09
2001                                804        40,595,747.50                    99.66

TOTAL                               810       $40,734,728.59                   100.00%

     /(1)/      The weighted average seasoning of the non-repossessed 8-K assets was 1 month as of the Cut-off Date.

   Non-Repossessed 8-K Assets - Distribution of Remaining Loan Balance/(1)/

                                                                             Percentage of Asset
                             Number of         Aggregate Scheduled            Pool by Scheduled
Remaining Loan Balance       8-K Assets          Principal Balance            Principal Balance
---------------------        ----------          -----------------            -----------------
$0.01 - $4,999.99                 3              $    11,772.29                     0.03%
$5,000.00 - $9,999.99            11                   80,703.62                     0.20
$10,000.00 - $14,999.99          10                  133,095.42                     0.33
$15,000.00 - $19,999.99          20                  350,160.39                     0.86
$20,000.00 - $24,999.99          49                1,127,769.98                     2.77
$25,000.00 - $29,999.99          84                2,321,183.80                     5.70
$30,000.00 - $34,999.99         101                3,275,533.12                     8.04
$35,000.00 - $39,999.99         100                3,757,697.46                     9.22
$40,000.00 - $44,999.99          52                2,196,365.76                     5.39
$45,000.00 - $49,999.99          58                2,747,052.50                     6.74
$50,000.00 - $54,999.99          52                2,739,190.03                     6.72
$55,000.00 - $59,999.99          50                2,877,122.97                     7.06
$60,000.00 - $64,999.99          42                2,623,422.28                     6.44
$65,000.00 - $69,999.99          31                2,083,305.94                     5.11
$70,000.00 - $74,999.99          22                1,585,578.49                     3.89
$75,000.00 - $79,999.99          17                1,324,619.42                     3.25
$80,000.00 - $84,999.99          16                1,315,670.09                     3.23
$85,000.00 - $89,999.99          13                1,139,161.36                     2.80
$90,000.00 - $94,999.99          13                1,203,016.86                     2.95
$95,000.00 - $99,999.99           9                  874,694.56                     2.15
$100,000.00 or more              57                6,967,612.25                    17.10

TOTAL                           810              $40,734,728.59                   100.00%

     /(1)/      The highest remaining asset amount was $191,616.23 which
represents approximately 0.47% of the aggregate remaining principal balance of the 8-K Assets as of the Cut-Off Date. The average remaining principal amount of the 8-K Assets as of the Cut-Off Date is approximately $50,289.79.

    Non-Repossessed 8-K Assets - Distribution of Original Loan Balance/(1)/

                                                                               Percentage of Asset
                                  Number of 8-K      Aggregate Scheduled        Pool by Scheduled
Original Loan Balance                 Assets          Principal Balance         Principal Balance
---------------------                 ------          -----------------         -----------------
$0.01 - $4,999.99                        3              $    11,772.29                   0.03%
$5,000.00 - $9,999.99                   10                   71,120.20                   0.17
$10,000.00 - $14,999.99                  8                  107,007.02                   0.26
$15,000.00 - $19,999.99                 19                  330,875.46                   0.81
$20,000.00 - $24,999.99                 51                1,134,634.03                   2.79
$25,000.00 - $29,999.99                 84                2,310,765.58                   5.67
$30,000.00 - $34,999.99                100                3,229,214.47                   7.93
$35,000.00 - $39,999.99                102                3,822,532.58                   9.38
$40,000.00 - $44,999.99                 53                2,236,360.21                   5.49
$45,000.00 - $49,999.99                 58                2,747,052.50                   6.74
$50,000.00 - $54,999.99                 51                2,684,234.70                   6.59
$55,000.00 - $59,999.99                 51                2,932,078.30                   7.20
$60,000.00 - $64,999.99                 42                2,623,422.28                   6.44
$65,000.00 - $69,999.99                 31                2,083,305.94                   5.11
$70,000.00 - $74,999.99                 21                1,510,588.11                   3.71
$75,000.00 - $79,999.99                 18                1,399,609.80                   3.44
$80,000.00 - $84,999.99                 16                1,315,670.09                   3.23
$85,000.00 - $89,999.99                 13                1,139,161.36                   2.80
$90,000.00 - $94,999.99                 13                1,203,016.86                   2.95
$95,000.00 - $99,999.99                  9                  874,694.56                   2.15
$100,000.00 or more                     57                6,967,612.25                  17.10

TOTAL                                  810              $40,734,728.59                 100.00%

     /(1)/      The highest original asset amount was approximately $191,616.00 which represents approximately 0.47% of the aggregate principal balance of the 8-K Assets at origination. The average original principal amount of the 8-K Assets was approximately $50,383.01 as of the Cut-off Date.


             Non-Repossessed 8-K Assets - Current Asset Rates/(1)/

                                                                           Percentage of Asset
                         Number of 8-K        Aggregate Scheduled           Pool by Scheduled
Current Asset Rate          Assets             Principal Balance            Principal Balance
------------------          ------             -----------------            -----------------
8.000% - 8.999%                88                 $ 7,603,960.33                  18.67%
9.000% - 9.999%                59                   4,245,239.83                  10.42
10.000% - 10.999%             113                   7,049,005.72                  17.30
11.000% - 11.999%             147                   7,375,781.52                  18.11
12.000% - 12.999%              97                   4,001,324.00                   9.82
13.000% - 13.999%              84                   3,396,086.22                   8.34
14.000% - 14.999%             168                   5,430,845.89                  13.33
15.000% - 15.999%              43                   1,290,244.43                   3.17
16.000% or more                11                     342,240.65                   0.84

TOTAL                         810                 $40,734,728.59                 100.00%

     /(1)/      The weighted average current asset rate was approximately 11.20%
as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

    Non-Repossessed 8-K Assets - Remaining Term to Maturity of Assets (in
                                 Months)/(1)/

Remaining Term                                                              Percentage of Asset
to Maturity (In          Number of 8-K        Aggregate Scheduled            Pool by Scheduled
Months)/(1)/                Assets             Principal Balance             Principal Balance
------                      ------             -----------------             -----------------
1 - 60                         15               $   106,388.97                       0.26%
61 - 96                         5                   111,706.11                       0.27
97 - 120                       15                   330,546.41                       0.81
121 - 156                       3                    56,144.94                       0.14
157 - 180                      35                 1,029,255.39                       2.53
217 - 240                     239                 7,559,792.45                      18.56
241 - 300                     144                 6,146,687.18                      15.09
301 - 360                     354                25,394,207.14                      62.34

TOTAL                         810               $40,734,728.59                     100.00%

     /(1)/      The weighted average remaining term to maturity of the 8-K
Assets was approximately 320 months as of the Cut-off Date.

     Non-Repossessed 8-K Assets - Original Term to Maturity of Assets (in
                                 Months)/(1)/

Original Term                                                               Percentage of Asset
to Maturity (In          Number of 8-K        Aggregate Scheduled            Pool by Scheduled
Months)/(1)/                Assets             Principal Balance             Principal Balance
------                      ------             -----------------             -----------------
1 - 60                        14                 $    94,247.87                     0.23%
61 - 96                        3                      89,546.37                     0.22
97 - 120                      15                     330,546.41                     0.81
121 - 156                      2                      36,860.01                     0.09
157 - 180                     38                   1,063,556.23                     2.61
217 - 240                    240                   7,579,077.38                    18.61
241 - 300                    144                   6,146,687.18                    15.09
301 - 360                    354                  25,394,207.14                    62.34

TOTAL                        810                 $40,734,728.59                   100.00%

     /(1)/      The weighted average original term to maturity of the 8-K Assets was approximately 320 months as of the Cut-off Date.

 Non-Repossessed 8-K Assets - Distribution of Original Loan-to-Value Ratios of
                                  Assets/(1)/

                                                                    Percentage of Asset
Original Loan-to-         Number of 8-K     Aggregate Scheduled      Pool by Scheduled
Value Ratio(1)               Assets          Principal Balance       Principal Balance
-----------                  ------          -----------------       -----------------
50% or less                     15             $   414,465.03                1.02%
51% - 55%                        9                 447,886.69                1.10
56% - 60%                       15                 643,904.59                1.58
61% - 65%                       18                 804,175.17                1.97
66% - 70%                       58               2,176,874.91                5.34
71% - 75%                       35               1,887,206.51                4.63
76% - 80%                       33               1,473,962.33                3.62
81% - 85%                       50               2,605,598.76                6.40
86% - 90%                      150               7,758,908.65               19.05
91% - 95%                      367              18,336,028.87               45.01
96% - 100%                      60               4,185,717.08               10.28

TOTAL                          810             $40,734,728.59              100.00%

     /(1)/      The weighted average original Loan-to-Value Ratio of the 8-K
Assets was approximately 87.96% as of the Cut-off Date.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms or the Prospectus Supplement.

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     October 25, 2001                           OAKWOOD MORTGAGE INVESTORS, INC.


                                                By: /s/ Dennis Hazelrigg
                                                   ------------------------
                                                Name:   Dennis Hazelrigg
                                                Title:  President